Exhibit 10.14



      NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR AN EXEMPTION FROM REGISTRATION, UNDER SAID ACT.

      THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO A STOCKHOLDER'S AGREEMENT (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE ISSUER). NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS WARRANT OR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDER'S AGREEMENT. THE HOLDER OF THIS WARRANT, BY ACCEPTANCE OF THIS WARRANT AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH STOCKHOLDER'S AGREEMENT.

                               WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                           INFLO HOLDINGS CORPORATION

                              Expires June 4, 2003

No. GFI-1                                                   New York, New York
                                                                  June 4, 1996

            FOR VALUE RECEIVED, subject to the provisions hereinafter set forth, the undersigned, INFLO Holdings Corporation, a Delaware corporation (together with its successors and assigns, the "Issuer"), hereby certifies that

                          G.F. Industries, Inc. ("GFI")

or its registered assigns from time to time (herein referred to as the "Holder") is entitled to purchase from the Issuer, during the period specified in this Warrant, 1,070,352 shares of the common stock, par value $.01 per share, of the Issuer (the "Common Stock"), at $18.50 per share, subject to adjustment as provided herein. All capitalized terms used but not otherwise defined have the respective meanings set forth in Section 6 of this Warrant.

            1. Duration. The right to subscribe for and purchase shares of Warrant Stock represented hereby shall commence at 5:00 P.M. Eastern Time, on June 4, 1996 (the "Initial Exercise Date") and shall expire at 5:00 P.M. Eastern Time, on June 4, 2003 (such period being the "Exercise Period").

            2. Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange. (a) The purchase right


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                                                                               2


represented by this Warrant may be exercised in whole or in part at any time and from time to time during the Exercise Period.

            (b) The Holder hereof may exercise the Warrant, in whole or in part, by the surrender of the Warrant (with the subscription form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of the aggregate Warrant Price for the shares of Warrant Stock being purchased upon such exercise by certified or official bank check or wire transfer.

            (c) In the event of any exercise of the rights represented by this Warrant, (i) certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding fifteen days after such exercise, and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Stock so purchased as of the date of such exercise, and (ii) unless this Warrant has expired, a new Warrant representing the right to purchase the number of shares of Warrant Stock, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time.

            (d) Subject to the provisions of Section 5 of this Warrant, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed and upon payment by the Holder hereof of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants for the purchase of the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the date hereof and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant hereto. A Warrant may be exercised by a new Holder thereof without a new Warrant having been issued.

            (e) The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof or of any shares of Warrant Stock issued upon such exercise, acknowledge in writing its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant; provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

            3. Stock Fully Paid; Reservation of Shares. (a) The Issuer represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to issuance. The Issuer further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of the Common Stock to provide for the exercise of all the rights represented by this Warrant.

            (b) If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant require registration or qualification with any governmental authority under any federal or state law before such shares of Common Stock may be so issued, the Issuer will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered or qualified; provided that the Issuer shall not be required to so register or qualify such shares if any transfer or transfers of the Warrants by the Holder hereof, in and of itself and without regard to the requirements imposed on or obligations of the Issuer under the GFI Stockholder's Agreement, resulted in the Issuer being obligated to register such shares under the Securities Act. If the Issuer shall list any shares of the Common Stock on any securities exchange it will, to the extent required by any such securities exchange, at its expense, list thereon, maintain and increase when necessary such listing of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant, so long as any shares of the Common Stock shall be so listed. The Issuer will, to the extent required, also at its expense so list on each securities exchange, and will maintain and increase when necessary such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise thereof if at the time any securities of the same class shall be listed on such securities exchange by the Issuer.


            4. Adjustment of Number of Shares and Warrant Price. The number and kind of securities purchasable upon the exercise of this Warrant and the payment of the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events as follows:

            (a) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale. In case of any recapitalization or reorganization of the Issuer or any reclassification or change of outstanding Securities issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case


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                                                                               4


of any consolidation or merger of the Issuer with or into another corporation (other than a merger with another corporation in which the Issuer is the surviving corporation and which does not result in any reclassification or change (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) of outstanding Securities issuable upon exercise of this Warrant), or in case of any sale or transfer to another corporation of the Property of the Issuer as an entirety or substantially as an entirety, the Issuer or such successor or purchasing corporation, as the case may be, without payment of additional consideration therefor, shall make appropriate provision by amendment of this Warrant so that the Holder hereof shall have the right thereafter, upon the exercise of this Warrant, to receive solely the kind and the same amount of shares of Capital Stock, other securities, money and/or property receivable upon such recapitalization, reorganization, reclassification, change, consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such recapitalization, reorganization, reclassification, change, consolidation, merger, sale or transfer, (i) the successor or purchasing corporation (if other than the Issuer) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Issuer and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by the Board of Directors of the successor or purchasing corporation whose determination shall be evidenced by a resolution of such Board of Directors) in order to provide for adjustments of shares of the Common Stock for which this Warrant is thereafter exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4, and (ii) if such Warrant shall then cover securities other than shares of Common Stock, then such Warrant shall provide for adjustments of such securities which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4 (as determined in good faith by the Board of Directors of the Issuer or the successor or purchasing corporation, as the case may be, whose determination shall be evidenced by a resolution of such Board of Directors). The foregoing provisions of this clause (a) shall similarly apply to successive recapitalizations, reorganizations, reclassifications, changes, consolidations, mergers, sales and transfers.

            (b) Subdivision or Combination of Shares. If the Issuer, at any time while this Warrant is outstanding, shall subdivide or combine any class or classes of its Common Stock, the Warrant Share Number shall be proportionately increased, in case of subdivision of shares, to reflect the increase in the total number of shares of Common Stock outstanding as a result of such subdivision, as at the effective date of such subdivision, or if the Issuer shall take a record of holders of any class or


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                                                                               5


classes of its Common Stock for the purpose of so subdividing, as at the applicable record date, whichever is earlier, or shall be proportionately reduced, in the case of combination of shares, to reflect the reduction in the total number of shares of Common Stock outstanding as a result of such combination, as at the effective date of such combination or, if the Issuer shall take a record of holders of any class or classes of its Common Stock for the purpose of so combining, as at the applicable record date, whichever is earlier.

            (c) Certain Dividends and Distributions. If the Issuer, at any time while this Warrant is outstanding, shall:

                  (i) Stock Dividends. Pay a dividend to the holders of any
            class or classes of its Common Stock in, or make any other distribution to the holders of any class or classes of its Common Stock of, any class or classes of Common Stock, the Warrant Share Number shall be adjusted, as at the date the Issuer shall take a record of the holders of such class or classes of Common Stock, for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that number determined by multiplying the Warrant Share Number in effect immediately prior to such record date (or if no such record is taken, then immediately prior to such payment or other distribution), by a fraction (1) the numerator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution (plus in the event that the Issuer paid cash for fractional shares, the number of additional shares which would have been outstanding had the Issuer issued fractional shares in connection with said dividends), and (2) the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution; or

                  (ii) Other Dividends, etc. Pay or make a distribution of its
            Property (other than its Common Stock) to the holders of any class or classes of its Common Stock as a dividend or other distribution, including, without limitation, in liquidation or partial liquidation or by way of return of capital, other than regular, periodic dividends payable out of retained earnings after the Issuer consummates an initial public offering of its Common Stock (and during such time as such Common Stock is so publicly traded), GFI shall, upon exercise, be entitled to receive, in addition to the number of shares of Warrant Stock receivable thereupon, and without payment of any consideration therefor, a sum equal to the amount of such Property as would have been payable or distributable to the Holder hereof as owner of that number of shares of Warrant Stock of the Issuer receivable by exercise of this Warrant, had the Holder hereof been the holder of record of such Warrant Stock on the record date for such distribution (or, if there is no such record date, on the date such distribution was paid or made); and an appropriate provision therefor shall be made a part of any such distribution.

            (d) Other Provisions Applicable to Adjustments Under this Section 4. The following provisions shall be applicable to the making of adjustments in the Warrant Share Number hereinbefore provided in this Section 4:

                  (i) Readjustment of Warrant Share Number. If any adjustment is made upon the establishment of a record date for a distribution or issuance subject to subsection (a), (b) or (c) and such distribution or issuance is subsequently cancelled, the Warrant Share Number then in effect shall be readjusted, effective as of the date when the Board of Directors determines to cancel such distribution or issuance, to that which would have been in effect if such record date or issuance date had not been fixed.

                  (ii) Cash. To the extent the Warrants become exercisable for cash, no adjustment need be made thereafter as to the amount of cash into which such Warrants are exercisable and interest shall not accrue on such amount of cash.

                  (iii) Treasury Shares. The number of shares of Common Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Issuer or any of its Subsidiaries.

            (e) Adjustment of Warrant Price. Upon each adjustment in the Warrant Share Number pursuant to any provision of this Section 4, the Warrant Price shall be adjusted, to the nearest one hundredth of one cent, to the product obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by a fraction the numerator of which shall be the Warrant Share Number immediately prior to such adjustment and the denominator of which shall be the Warrant Share Number immediately thereafter; provided, however, that if at any time, as a result of any adjustments hereunder, the Warrant Price shall be less than the par value per share of Warrant Stock, then the price payable per share of Warrant Stock by GFI in the event of an


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                                                                               7


exercise of this Warrant at such time in whole or in part shall be an amount equal to the par value per share of such Warrant Stock.

            5. GFI Stockholder's Agreement. This Warrant and the Securities issuable upon exercise hereof are subject in all respects to the terms and conditions of the GFI Stockholder's Agreement dated as of June 4, 1996 among the Issuer, GFI, Artal Luxembourg S.A. and Flowers Industries, Inc., as the same may be amended, supplemented or otherwise modified from time to time (the "GFI Stockholder's Agreement"). No transfer, sale, assignment, pledge, hypothecation or other disposition of this Warrant or the Securities issuable upon exercise hereof may be made except in accordance with the provisions of the GFI Stockholder's Agreement. The Holder of this Warrant, by acceptance of this Warrant, agrees to be bound by all of the applicable provisions of the GFI Stockholder's Agreement, and all applicable benefits of the GFI Stockholder's Agreement shall inure to such Holder.

            6. Notice of Adjustments. Whenever the Warrant Share Number or the Warrant Price shall be adjusted pursuant to Section 4 hereof, the chief financial officer of the Issuer shall prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors made any determination hereunder), and the Warrant Share Number and Warrant Price after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail postage prepaid) to the Holder of this Warrant promptly after each adjustment.

            7. Definitions. As used in this Warrant, the terms set forth below shall have the following meanings:

            "Board of Directors" shall mean the Board of Directors of the Issuer as from time to time hereafter constituted.

            "Capital Stock" means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

            "Common Stock" shall mean the common stock, par value $.01 per share, of the Issuer.

            "Person" shall mean an individual, a partnership, a joint venture, a corporation, an association, a joint stock


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                                                                               8


company, a limited liability company, a trust, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

            "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, cash, capital stock and other securities.

            "Securities" shall mean any debt or equity securities of the Issuer, whether now or hereafter authorized, and any instrument convertible into or exchangeable or exercisable for Securities or a Security. "Security" shall mean one of the Securities.

            "Securities Act" shall mean, as of any date, the Securities Act of 1933, as amended, or any similar Federal statute then in effect, and in reference to a particular section thereof shall include a reference to the comparable section, if any, of any such similar Federal statute and the rules and regulations thereunder.

            "Stock Purchase Agreement" means the stock purchase agreement dated June 4, 1996 among the Issuer, Keebler Holding Corp. and GFI, as the same may be amended, supplemented or otherwise modified from time to time.

            "Warrants" shall mean the Warrants issued pursuant to the Stock Purchase Agreement, including, without limitation, this Warrant, and any Warrants hereafter issued by the Issuer in substitution or exchange for any thereof.

            "Warrant Price" shall mean $18.50 and such other prices as shall result from any adjustment thereof, including, without limitation, as contemplated by Section 4 hereof.

            "Warrant Share Number" shall mean at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments to such number made or required to be made under the terms hereof.

            "Warrant Stock" shall mean shares of the Common Stock issuable upon the exercise of any Warrant or Warrants.

            8. Stock and Warrant Transfer Books. The Issuer shall not at any time, except upon its dissolution, liquidation or winding up, close its stock transfer books so as to result in preventing or delaying the exercise or transfer of this Warrant.

            9. Loss or Mutilation. Upon receipt by the Issuer of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership and loss, theft, destruction or mutilation of this Warrant and (in case of loss, theft or


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                                                                               9


destruction) of indemnity satisfactory to it in the exercise of its reasonable discretion (it being understood that the written agreement of the Holder hereof shall be sufficient indemnity) and (in case of mutilation (provided that this Warrant is in recognizable form)) upon surrender and cancellation hereof, the Issuer shall execute and deliver in lieu hereof a new Warrant of like tenor.

            10. Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Warrant Price or as a stockholder of the Company, whether such liability is asserted by the Issuer or by creditors of the Issuer.

            11. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and GFI.

            12. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS.

            13. Notices. All notices and other communications provided for hereunder shall be in writing and delivered by hand or sent by first class mail or sent by telecopy (with such telecopy to be confirmed promptly in writing sent by first class mail), to the following addresses:

            If to the Issuer:

                  INFLO Holdings Corporation
                  677 Larch Avenue
                  Elmhurst, Illinois 60126
                  Facsimile No.: (708) 833-3372
                  Attention: Chief Executive Officer

                  with a copy to:

                  Simpson Thacher & Bartlett
                  425 Lexington Avenue
                  New York, New York 10017
                  Facsimile No.: (212) 455-2502
                  Attention: Robert E. Spatt


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                                                                              10


            If to GFI:

                  G.F. Industries, Inc.
                  999 Baker Way, Suite 200
                  San Mateo, California 94404
                  Facsimile No.: (415) 312-8077
                  Attention: President

                  with a copy to:

                  Stephen Barbieri
                  214 Grant Avenue, Suite 400
                  San Francisco, California 94108
                  Facsimile No.: (415) 986-1730

or to such other address or addresses or telecopy number or numbers as any such party may most recently have designated in writing to the other party by such notice. All such communications shall be deemed to have been given or made when so delivered by hand or sent by telecopy, or three business days after being so mailed.

            14. Remedies. The Issuer and the Holder hereof each stipulates that the remedies at law of each party hereto in the event of any default or threatened default by the other party in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

            15. Successors and Assigns. Subject to Section 5 hereof, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer and the Holder hereof, and shall be enforceable by any such successors and assigns.

            16. Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

            17. Integration. This Warrant and the other Warrants issued pursuant to the Stock Purchase Agreement replace all prior agreements, supersede all prior negotiations and constitute the


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                                                                              11

entire agreement of the parties with respect to the transactions contemplated herein.


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                                                                              12


            18. Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

Dated: June 4, 1996                       INFLO HOLDINGS CORPORATION


                                          By:__________________________
                                             Name:
                                             Title:


Attest:


- -------------------------
Name:
Title:  Secretary


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                                                                              13


                                  SUBSCRIPTION

INFLO HOLDINGS CORPORATION

            The undersigned _________________, pursuant to the provisions of the within Warrant, hereby elects to purchase ________ shares of the Common Stock of INFLO Holdings Corporation covered by the within Warrant.

Dated: _______________              Signature   ____________________

                                    Address     ____________________

                                                ____________________

                                   ASSIGNMENT

            FOR VALUE RECEIVED, __________________, hereby sells, assigns and transfers unto ___________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint ___________________, attorney, to transfer the said Warrant on the books of the within named corporation.

Dated: _______________              Signature   ____________________

                                    Address     ____________________

                                                ____________________

                               PARTIAL ASSIGNMENT

            FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto ___________________ the right to purchase ________ shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated: _______________              Signature   ____________________

                                    Address     ____________________

                                                ____________________


FOR USE BY THE CORPORATION ONLY:

This Warrant No. GFI-_ cancelled (or transferred or exchanged) this ____ day of _________ 19__, _________ shares of the Common Stock issued therefor in the name of ___________________, Warrant No. GFI-_ issued for ________ shares of the Common Stock in the name of ___________________________.